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                                                                      Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William W. McGuire, M.D., David Koppe and Kevin H. Roche, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to execute a Registration Statement on Form S-8 to be filed under the Securities Act of 1933, as amended, for the registration of shares of Common Stock of United HealthCare Corporation as contemplated by the two Agreements and Plans of Merger by and among United HealthCare Corporation, a wholly-owned subsdiary thereof, and each of HealthWise of America, Inc. and PHP, Inc., and any and all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:    April 12, 1996


/s/ William W. McGuire, M.D.
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William W. McGuire, M.D.                    Douglas W. Leatherdale

                                            /s/ Elizabeth J. McCormack
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David P. Koppe                              Elizabeth J. McCormack


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William C. Ballard, Jr.                     James L. Seiberlich

/s/ Richard T. Burke
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Richard T. Burke                            William G. Spears

/s/ James A. Johnson                        /s/ Kenneth L. Simmons
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James A. Johnson                            Kennett L. Simmons

/s/ Thomas H. Kean                          /s/ Gail R. Wilensky
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Thomas H. Kean                              Gail R. Wilensky